UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2009

Gazoo Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-49995	98-0389183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2569 McCabe Way Irvine Ca, 92614-6243
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code
949-379-1210

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 – Financial Information

Item 2.01    Completion of Acquisition or Disposition of Assets.

The registrant, through its wholly owned subsidiary, Global Wind Energy Corporation, has entered into an agreement to acquire entitlements, valued at a minimum cost of $3,200,000, to prepare and enhance 2,750 acres of prime real estate in one of Los Angeles Counties most highly effective wind energy territories (Gorman Pass), located within the Los Angeles County electrical grid, in return for a 10% equity interest in Global Wind Energy Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Gazoo Energy Group, Inc.
(Registrant)

Date: November 19, 2009	By:	/s/ Chip Hackley
Chip Hackley
Chief Executive Officer